                                                                    Exhibit 10.1





                               1989 STOCK PLAN OF
                                S3 INCORPORATED

             (Amended and Restated Effective as of March 11, 1997)

                               TABLE OF CONTENTS

                                                                                                                            Page
                                                                                                                            ----
SECTION 1.            ESTABLISHMENT AND PURPOSE.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

SECTION 2.            DEFINITIONS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          (a)         Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          (b)         Change in Control   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          (c)         Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          (d)         Committee   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
          (e)         Company   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (f)         Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (g)         Exchange Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (h)         Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (i)         Fair Market Value   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (j)         ISO   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (k)         Nonstatutory Option   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (l)         Offeree   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (m)         Option  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (n)         Optionee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (o)         Outside Director  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (p)         Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (q)         Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (r)         Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (s)         Share   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (t)         Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (u)         Stock Option Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
          (v)         Stock Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (w)         Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (x)         Total and Permanent Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 3.            ADMINISTRATION.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (a)         Committee Procedures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
          (b)         Committee Responsibilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SECTION 4.            ELIGIBILITY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (a)         General Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (b)         Outside Directors   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
          (c)         Limitation On Grants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (d)         Ten-Percent Shareholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (e)         Attribution Rules   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (f)         Outstanding Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 5.            STOCK SUBJECT TO PLAN   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (a)         Basic Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
          (b)         Additional Shares   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

SECTION 6.            TERMS AND CONDITIONS OF AWARDS OR SALES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (a)         Stock Purchase Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (b)         Duration of Offers and Nontransferability of Rights   . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (c)         Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (d)         Withholding Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (e)         Restrictions on Transfer of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6

SECTION 7.            TERMS AND CONDITIONS OF OPTIONS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (a)         Stock Option Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (b)         Number of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (c)         Exercise Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (d)         Withholding Taxes   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
          (e)         Exercisability and Term   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (f)         Nontransferability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (g)         Exercise of Options Upon Termination of Service   . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (h)         Leaves of Absence   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (i)         No Rights as a Stockholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (j)         Modification, Extension and Renewal of Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (k)         Restrictions on Transfer of Shares  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

SECTION 8.            PAYMENT FOR SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (a)         General Rule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (b)         Surrender of Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
          (c)         Services Rendered   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          (d)         Cashless Exercise   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

SECTION 9.            ADJUSTMENT OF SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          (a)         General   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          (b)         Reorganizations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
          (c)         Reservation of Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

SECTION 10.           LEGAL AND REGULATORY REQUIREMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8

SECTION 11.           NO EMPLOYMENT RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 12.           DURATION AND AMENDMENTS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
          (a)         Term of the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
          (b)         Right to Amend or Terminate the Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
          (c)         Effect of Amendment or Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 13.           EMPLOYEES BASED OUTSIDE OF THE UNITED STATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

SECTION 14.           EXECUTION   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

                               1989 STOCK PLAN OF
                                S3 INCORPORATED

             (Amended and Restated Effective as of March 11, 1997)


SECTION 1.  ESTABLISHMENT AND PURPOSE.

          The Plan was established in 1989 to offer selected employees, directors, advisers and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock. The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under Code section 422.

          The Plan was again amended and restated effective January 1, 1994 to increase the amount of shares authorized to be issued under the Plan, to include changes to the Plan to conform the Plan to the deductibility requirements of Code Section 162(m), to add automatic grant procedures for non-employee directors and to authorize shares to be issued for such grants, and to delete certain provisions that were required before the Company became a public company. This amendment and restatement increases the amount of shares authorized to be issued under the Plan by 1,500,000 shares.


SECTION 2.  DEFINITIONS.

          (a) "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

          (b) "Change in Control" means the occurrence of either of the following events:

          (i) A change in the composition of the Board of Directors, as a result of which fewer than one-half of the incumbent directors are directors who either:

                   (A) Had been directors of the Company 24 months prior to such change; or

                   (B) Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination; or

          (ii) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) by the acquisition or aggregation of securities is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company. For purposes of this Subsection (ii), the term "person" shall not include an employee benefit plan maintained by the Company.

          (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (d) "Committee" shall mean the committee designated by the Board of Directors, which is authorized to administer the Plan under Section 3 hereof. The Committee shall have membership composition which enables the Plan to qualify under Rule 16b-3 with regard to the grant of Options or other rights under the Plan to persons who are subject to Section 16 of the Exchange Act.

          (e) "Company" shall mean S3 Incorporated, a Delaware corporation.

          (f) "Employee" shall mean (i) any individual who is a common-law employee of the Company or of a Subsidiary, (ii) a member of the Board of Directors and (iii) an independent contractor or advisor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors or as an independent contractor or advisor shall be considered employment for all purposes of the Plan except the second sentence of Section 4(a) and Section 4(b).

          (g) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (h) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

          (i) "Fair Market Value" shall mean (i) the closing price of a Share on the principal exchange which the Shares are trading, on the date on which the Fair Market Value is determined (if Fair Market Value is determined on a date which the principal exchange is closed, Fair Market Value shall be determined on the last immediately preceding trading day), or (ii) if the Shares are not traded on an exchange but are quoted on the Nasdaq National Market or a successor quotation system, the closing price on the date on which the Fair Market Value is determined, or (iii) if the Shares are not traded on an exchange or quoted on the Nasdaq National Market or a successor quotation system, the fair market value of a Share, as determined by the Committee in good faith. Such determination shall be conclusive and binding on all persons.

          (j) "ISO" shall mean an employee incentive stock option described in Code section 422.

          (k) "Nonstatutory Option" shall mean an employee stock option that is not an ISO.

          (l) "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

          (m) "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

          (n)      "Optionee" shall mean an individual who holds an Option.

          (o) "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of the Company or of a Subsidiary.

          (p) "Plan" shall mean this 1989 Stock Plan of S3 Incorporated, as amended from time to time.

          (q) "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

          (r)      "Service" shall mean service as an Employee.

          (s) "Share" shall mean one share of Stock, as adjusted in accordance with Section 9 (if applicable).

          (t)      "Stock" shall mean the Common Stock of the Company.

          (u) "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his Option.

          (v) "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

          (w) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

          (x) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than six months.


SECTION 3.  ADMINISTRATION.

          (a) Committee Procedures. The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

          (b) Committee Responsibilities. Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i)  To interpret the Plan and to apply its provisions;

          (ii) To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii) To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv) To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)  To select the Offerees and Optionees;

          (vi) To determine the number of Shares to be offered to each Offeree or to be made subject to each Option;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, the vesting of the award (including accelerating the vesting of awards) and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, the vesting or duration of the Option (including accelerating the vesting of the Option), to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix) To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x) To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration;

          (xi) To determine the disposition of each Option or other right under the Plan in the event of an Optionee's or Offeree's divorce or dissolution of marriage;

          (xii) To determine whether Options or other rights under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

          (xiii) To correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Stock Option Agreement or any Stock Purchase Agreement; and

          (xiv) To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.


SECTION 4.  ELIGIBILITY.

          (a) General Rule. Only Employees shall be eligible for designation as Optionees or Offerees by the Committee. In addition, only individuals who are employed as common-law employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

          (b) Outside Directors. Any other provision of the Plan notwithstanding, the participation of Outside Directors in the Plan shall be subject to the following restrictions:

          (i) Outside Directors shall only be eligible for the grant of Nonstatutory Options as described in this Section 4(b).

          (ii) Each Outside Director shall automatically be granted a Nonstatutory Option to purchase 40,000 Shares (subject to adjustment under Section 9) as a result of their appointment as an Outside Director. Upon the conclusion of each regular annual meeting of the Company's shareholders following the meeting at which they were appointed, each Outside Director who will continue serving as a member of the Board thereafter shall receive a Nonstatutory Option to purchase 20,000 Shares (subject to adjustment under Section 9). All such Nonstatutory Options shall vest and become exercisable at the rate of 25% upon each one-year anniversary of the date the option is granted to the Outside Director.

          (iii) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall also become exercisable in full in the event of (A) the termination of such Outside Director's service because of death or Total and Permanent Disability or (B) a Change in Control of the Company.

          (iv) The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Sections 8(a), (b) and (d).

          (v) All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earliest of (A) the 10th anniversary of the date of grant of such Nonstatutory Options, (B) the date 90 days after the termination of such Outside Director's service for any reason other than death, Total and Permanent Disability or voluntary retirement as an Outside Director at or after the age of 60, or (C) the date 12 months after the termination of such Outside Director's service because of death, Total and Permanent Disability or voluntary retirement as an Outside Director at or after the age of 60.

          (c) Limitation On Grants. No Employee shall be granted Options to purchase more than 1,500,000 Shares in any fiscal year of the Company.

          (d) Ten-Percent Shareholders. An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Code section 422(c)(6).

          (e) Attribution Rules. For purposes of Subsection (d) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries.

          (f) Outstanding Stock. For purposes of Subsection (d) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5.  STOCK SUBJECT TO PLAN.

          (a) Basic Limitation. Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 19,510,253 Shares. The Company has reserved an additional 600,000 Shares exclusively for grants of Options to Outside Directors described in Section 4(b). Effective January 1, 1997 and on each January 1 thereafter for the remaining term of the Plan, the aggregate number of Shares which may be issued under the Plan to individuals other than Outside Directors (upon exercise of Options or other rights to acquire Shares) shall be increased by a number of Shares equal to 3 1/4 percent of the total number of Shares of the Common Stock of the Company outstanding at the end of the most recently concluded calendar year. Any Shares that have been reserved but not issued as Shares or Options during any calendar year shall remain available for grant during any subsequent calendar year. Notwithstanding the foregoing, no more than 8,900,000 Shares shall be available for the grant of ISOs for the remaining term of the Plan. The aggregate number of Shares which may be issued under the Plan shall at all times be subject to adjustment pursuant to Section 9. The number of Shares which are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

          (b) Additional Shares. In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. If Shares are forfeited before any dividends have been paid with respect to the Shares, then such Shares shall again be available for award or sale under the Plan.


SECTION 6.  TERMS AND CONDITIONS OF AWARDS OR SALES.

          (a) Stock Purchase Agreement. Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

          (b) Duration of Offers and Nontransferability of Rights. Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within 30 days after the grant of such right was communicated to him by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

          (c) Purchase Price. The Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in one of the forms described in Sections 8(a) and (c).

          (d) Withholding Taxes. As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such purchase.

          (e) Restrictions on Transfer of Shares. Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.


SECTION 7.  TERMS AND CONDITIONS OF OPTIONS.

          (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

          (b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

          (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(d). Subject to the preceding sentence, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Sections 8(a), (b) and (d).

          (d) Withholding Taxes. As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

          (e) Exercisability and Term. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(d). Subject to the preceding three sentences, the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

          (f) Nontransferability. During an Optionee's lifetime, his Option(s) shall be exercisable only by him and shall not be transferable. In the event of an Optionee's death, his Option(s) shall not be transferable other than by will or by the laws of descent and distribution.

          (g) Exercise of Options Upon Termination of Service. Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

          (h) Leaves of Absence. An Optionee's Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

          (i) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

          (j) Modification, Extension and Renewal of Options. Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his rights or increase his obligations under such Option.

          (k) Restrictions on Transfer of Shares. Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.


SECTION 8.  PAYMENT FOR SHARES.

          (a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Subsections (b), (c) and (d) below.

          (b) Surrender of Stock. To the extent that a Stock Option Agreement so provides, payment may be made all or in part with Shares which have already been owned by the Optionee or his representative for more than 12 months and which are surrendered to the Company in good form for transfer.
Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

          (c) Services Rendered. At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

          (d) Cashless Exercise. To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.


SECTION 9.  ADJUSTMENT OF SHARES.

          (a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the number of Shares covered by each outstanding Option, (iii) the Exercise Price under each outstanding Option,
(iv) the number of shares covered by each outstanding award or (v) the Purchase Price of each outstanding award.

          (b) Reorganizations. In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement may provide for the assumption of outstanding Options by the surviving corporation or its parent or for their continuation by the Company (if the Company is a surviving corporation); provided, however, that if assumption or continuation of the outstanding Options is not provided by such agreement then the Committee shall have the option of offering the payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, in all cases without the Optionees' consent.

          (c) Reservation of Rights. Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


SECTION 10.  LEGAL AND REGULATORY REQUIREMENTS.

          Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable.


SECTION 11.  NO EMPLOYMENT RIGHTS.

    No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.


SECTION 12.  DURATION AND AMENDMENTS.

          (a) Term of the Plan. The amended and restated Plan, as set forth herein, shall become effective on March 11, 1997. The Plan shall terminate automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date pursuant to Subsection (b) below.

          (b) Right to Amend or Terminate the Plan. The Board of Directors may amend the Plan at any time and from time to time except that the provisions of Section 4(b) relating to the amount, price and timing of the Option grants to Outside Directors shall not be amended more than once in any six-month period after the Plan becomes effective, except as may be required by the Code or ERISA. Rights and obligations under any Option granted before amendment of the Plan shall not be materially altered, or impaired adversely, by such amendment, except with consent of the person to whom the Option was granted. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

          (c) Effect of Amendment or Termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

SECTION 13.  EMPLOYEES BASED OUTSIDE OF THE UNITED STATES.

          Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws or regulations in other countries in which the Company and its Subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which Employees outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Options granted to Employees outside the United States and (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.


SECTION 14.  EXECUTION.

          To record the adoption of the amended and restated Plan by the Board of Directors effective as of March 11, 1997, the Company has caused its authorized officer to execute the same.

                                    S3 INCORPORATED



                                    By      /s/  GARY J. JOHNSON
                                        -------------------------------
                                                 Gary J. Johnson
                                                  President and
                                             Chief Executive Officer